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                                                                        Ex. 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment 0.00
            Class B Principal Payment 0.00
            Class C Principal Payment 0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,316,000.00
            Class B Note Interest Requirement                        121,916.67
            Class C Note Interest Requirement                        201,000.00
                      Total                                        1,638,916.67

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.56667
            Class B Note Interest Requirement                           1.74167
            Class C Note Interest Requirement                           2.23333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                               By:
                                                      --------------------

                                               Name:  Patricia M. Garvey
                                               Title: Vice President


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